SECURITIES AND EXCHANGE COMMISSION

                           	Washington, D.C.  20549

                                  	FORM 8-K

                               	CURRENT REPORT

                   	Pursuant to Section 13 or 15 (d) of the
                       	Securities Exchange Act of 1934


      	Date of Report (Date of earliest event reported): December 3, 1999


                               NORTHEAST BANCORP
             ______________________________________________________
             (Exact Name of Registrant as Specified in its Charter)


           Maine                         1-14588                 01-0425066
____________________________     ________________________     _________________
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
 Incorporation)                                                Identification
                                                               Number)

     232 Center Street, Auburn, Maine                          04210
__________________________________________                _______________
 (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:    (207) 777-6411
                                                     __________________





Item 5.  Other Events.
         _____________

On December 3, 1999, the Board of Directors of Northeast Bancorp approved a plan to repurchase up to $2,000,000 of its common stock, $1.00 par value per share. Under the common stock repurchase plan, Northeast Bancorp may purchase shares of its common stock from time to time in the open market at prevailing prices. Repurchased shares will be held in treasury and may be used in connection with employee benefits and other general corporate purposes. The press release describing the common stock repurchase plan is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.
         __________________________________

(a) 	Not Applicable

(b) 	Not Applicable

(c) 	Exhibits required by Item 601 of Regulation S-K

Exhibit No.               Description
___________               ___________
   99.1 Press Release, issued December 3, 1999, regarding the Stock Repurchase Plan.





                                  	SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NORTHEAST BANCORP
Date:   December 3, 1999
                                     By:         /s/ James D. Delamater
                                          _____________________________________
                                                   James D. Delamater
                                          President and Chief Executive Officer





EXHIBIT INDEX

Exhibit No.          Description
___________          ___________

   99.1 Press Release, issued December 3, 1999, regarding the Stock Repurchase Plan.